UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 24, 2018

Gates Industrial Corporation plc

(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-38366	98-1395184
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1551 Wewatta Street, Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

(303) 744-4876

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Initial Public Offering

In connection with the initial public offering (the “Offering”) by Gates Industrial Corporation plc (the “Company”) of its ordinary shares, par value $0.01 per share (the “Ordinary Shares”), described in the prospectus (the “Prospectus”), dated January 24, 2018, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Registration Statement on Form S-1 (File No. 333- 222310) (as amended, the “Registration Statement”), the following agreements were entered into:

(1)	the Shareholders Agreement, dated as of January 29, 2018, by and among the Company and the other parties thereto (the “Shareholders Agreement”);

(2)	the Registration Rights Agreement, dated as of January 29, 2018, by and among the Company and the other parties thereto (the “Registration Rights Agreement”);

(3)	the Monitoring Fee Agreement, dated as of January 29, 2018, by and among the Company and the other parties thereto (the “Monitoring Fee Agreement”);

(4)	the Support and Services Agreement, dated as of January 29, 2018, by and among the Company and the other parties thereto (the “Support and Services Agreement”); and

(5)	the Agreement for the Provision of Depositary Services and Custody Services in respect of Gates Industrial Corporation plc Depositary Receipts among Computershare Trust Company, N.A., Gates Industrial Corporation plc and holders of depositary receipts (the “Depositary Agreement”).

The Shareholders Agreement, the Registration Rights Agreement, the Monitoring Fee Agreement, the Support and Services Agreement and the Depositary Agreement are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements previously filed as exhibits to the Registration Statement and as described therein.

Amendments to Credit Agreements

On January 29, 2018, Amendment No. 3 (“Amendment No. 3”), dated as of January 24, 2018, to the Credit Agreement, dated as of July 3, 2014 (as amended by Amendment No. 1, dated as of April 7, 2017 and Amendment No. 2, dated as of November 22, 2017, the “Senior Secured Credit Agreement”), among Gates Global LLC, a subsidiary of the Company (the “U.S. Borrower”), certain subsidiaries of the U.S. Borrower as guarantors, Credit Suisse AG, Cayman Islands Branch as administrative agent and collateral agent and the other parties and lenders party thereto, became effective. Amendment No. 3, among other things, increased commitments under the Senior Secured Credit Agreement’s revolving credit facility to $185 million and extended the revolving credit facility’s maturity from July 3, 2022 to January 29, 2023, with a springing maturity of April 15, 2022 if more than $500 million of the Company’s 6.00% senior notes due 2022 (the “Dollar Notes”) remain outstanding at such time.

On January 29, 2018, the Amended and Restated Credit Agreement (the “A&R ABL Credit Agreement”), dated as of January 24, 2018, which amended and restated the Credit Agreement, dated as of July 3, 2014 (as amended by Amendment No. 1, dated as of April 7, 2017 and Amendment No. 2, dated as of January 19, 2018, the “Existing ABL Credit Agreement”), among the U.S. Borrower, Gates Industrial Canada Ltd., a subsidiary of the Company (the “Canadian Borrower”), certain subsidiaries of the U.S. Borrower and certain subsidiaries of the Canadian Borrower as guarantors, Citibank, N.A., as administrative agent and collateral agent and the other parties and lenders party thereto, became effective. The A&R ABL Credit Agreement, among other things, extended the maturity date under the Existing ABL Credit Agreement to January 29, 2023, with a springing maturity of April 15, 2022 if more than $500 million of the Dollar Notes remain outstanding at such time.

The foregoing descriptions of Amendment No. 3 and the A&R ABL Credit Agreement are summaries and are qualified in their entirety by reference to Amendment No. 3 and the A&R ABL Credit Agreement, respectively, copies of which are attached hereto as Exhibit 10.6 and Exhibit 10.7, respectively, and which are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

In connection with the closing of the Offering, the Company issued 245,474,604 Ordinary Shares in consideration for the ordinary shares and certain indebtedness of a newly formed holding company of Omaha Topco Ltd., the former holding company for the Company’s business, and the pre-Offering owners of Omaha Topco Ltd.’s equity interests received depositary receipts representing such Ordinary Shares pursuant to the Depositary Agreement. Such securities were issued in reliance on the exemption contained in Section 4(a)(2) of the Securities Act, as transactions by issuers not involving a public offering. No general solicitation or underwriters was involved in such issuances.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 29, 2018, the Company’s Articles of Association, in the form previously filed as Exhibit 3.2 to the Registration Statement, became effective. A description of the Company’s share capital, after giving effect to the adoption of the Articles of Association, has previously been reported by the Company in the Prospectus. The Articles of Association are filed herewith as Exhibit 3.1 and are incorporated herein by reference.

Item 8.01	Other Events.

On January 29, 2018, the Company completed the Offering by issuing 38,500,000 Ordinary Shares for cash consideration of $18.05 per share, after deducting underwriting discounts and commissions, to a syndicate of underwriters led by Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and UBS Securities LLC as joint book-running managers. Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC and RBC Capital Markets, LLC acted as joint bookrunners for the Offering. Blackstone Advisory Partners L.P., Deutsche Bank Securities Inc., Wells Fargo Securities, LLC, Current Capital Securities LLC, KeyBanc Capital Markets Inc., Siebert Cisneros Shank & Co., L.L.C., SunTrust Robinson Humphrey, Inc., Academy Securities, Inc., BTIG, LLC and Guggenheim Securities, LLC acted as co-managers for the Offering.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Articles of Association of Gates Industrial Corporation plc.

10.1	Shareholders Agreement, dated as of January 29, 2018, by and among the Company and the other parties thereto.

10.2	Registration Rights Agreement, dated as of January 29, 2018, by and among the Company and the other parties thereto.

10.3	Monitoring Fee Agreement, dated as of January 29, 2018, by and among the Company and the other parties thereto.

10.4	Support and Services Agreement, dated as of January 29, 2018, by and among the Company and the other parties thereto.

10.5	Agreement for the Provision of Depositary Services and Custody Services in respect of Gates Industrial Corporation plc Depositary Receipts, dated as of January 29, 2018, among Computershare Trust Company, N.A., Gates Industrial Corporation plc and holders of depositary receipts.

10.6	Amendment No. 3, dated as of January 24, 2018, to the Credit Agreement dated as of July 3, 2014 (as amended by Amendment No. 1 thereto, dated as of April 7, 2017 and Amendment No. 2 thereto, dated as of November 22, 2017) among the U.S. Borrower, the other guarantors party thereto, Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent and the other parties and lenders party thereto.

10.7	Amended and Restated Credit Agreement, dated as of January 24, 2018, among the U.S. Borrower, the Canadian Borrower, the other guarantors party thereto, Citibank, N.A., as administrative agent and collateral agent and the other parties and lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATES INDUSTRIAL CORPORATION PLC

By:	/s/ Jamey S. Seely
	Name:	Jamey S. Seely
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: January [29], 2018